CONVERTIBLE PROMISSORY NOTES (Tables)	9 Months Ended
Sep. 30, 2021
Convertible promissory notes
	Promissory Note $	Convertible Promissory Note - Liability Component $	Derivative Liability $	Deferred Derivative Loss (Increase) $	Total $
Balance December 31, 2020	11,904	91,721	1,610,858	(280,637)	1,433,846

Proceeds net of transaction costs	-	10,001	1,255,211	(862,912)	402,300
Conversions	-	(110,464)	(1,264,761)	(201,567)	(1,576,792)
Fair value change	-	(59,048)	(1,230,147)	1,133,463	(155,732)
Interest expense	-	28,321	-	-	28,321
Accretion expense	-	122,140	-	-	122,140
Foreign exchange (gain) loss	(166)	(258)	-	-	(424)

Balance September 30, 2021	11,738	82,413	371,161	(211,653)	253,659